SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2001

AMDL, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27689	33-0413161

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2492 Walnut Avenue, Suite 100, Tustin, CA	92780-7039

(Address of principal executive offices)	Zip Code)

Registrant’s telephone number, including area code: (714) 505-4460

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1

Item 5. Other Events.

     Registrant’s press release dated December 14, 2001 is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits

     99.1 Press Release dated December 14, 2001

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMDL, INC. (Registrant)

Date: December 17, 2001	By:	/s/ Gary L. Dreher

Gary L. Dreher, President

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